UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 13, 2017

DELEK US HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-694426 (Commission File Number)	35-2581557 (IRS Employer Identification No.)

7102 Commerce Way Brentwood, Tennessee (Address of principal executive offices)	37027 (Zip Code)

Registrant's telephone number, including area code: (615) 771-6701

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)    On July 8, 2017, the members of the Board of Directors (the “Board”) of Delek US Holdings, Inc. (the “Company”) elected David Wiessman to a newly created Board seat. Mr. Wiessman will hold office through the Company’s 2018 annual meeting of stockholders and until the election and qualification of his successor or earlier termination of service.

Pursuant to Section 7.21 of the Agreement and Plan of Merger among Delek US Holdings, Inc. (now known as Delek US Energy, Inc.) (“Old Delek”), Alon USA Energy, Inc. (“Alon”), the Company, Dione Mergeco, Inc., and Astro Mergeco, Inc., as amended by the First Amendment to Agreement and Plan of Merger, dated as of February 27, 2017, and the Second Amendment to Agreement and Plan of Merger, dated as of April 21, 2017 (collectively, the “Merger Agreement”), the Independent Director Committee of the Board of Directors of Alon designated Mr. Wiessman to be elected to the Company’s Board of Directors within 30 days after the closing of the merger provided by the Merger Agreement, which was effective as of July 1, 2017.

The Board has not appointed Mr. Wiessman to any Board committee. Since August 2012, Mr. Wiessman has also served as the Chairman of the Board of Directors of Alon USA Partners GP, LLC, the general partner of Alon USA Partners, LP, an affiliate of the Company. Mr. Wiessman has not been and is not a party to any transaction or proposed transaction with the Company that would be required to be reported pursuant to Item 404(a) of Regulation S-K. Mr. Wiessman’s compensation will be consistent with the current director compensation program previously disclosed under the heading “Compensation of Directors in 2016” in Old Delek’s proxy statement filed with the Securities and Exchange Commission on April 6, 2017.

Item 9.01        Financial Statements and Exhibits

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits.

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 13, 2017	DELEK US HOLDINGS, INC.

/s/ Kevin Kremke
Name: Kevin Kremke
Title: EVP / Chief Financial Officer